Acquisition - Schedule of Recognized Identified Assets Acquired and Liabilities Assumed (Details) (OWP Ventures, Inc.) - OWP Ventures, Inc. [Member] - USD ($)		Nov. 22, 2018	May 30, 2018
Assets Acquired: Total		$ 778
One World Pharma S.A.S. [Member]
Assets Acquired: Cash			$ 26,446
Assets Acquired: Prepaid Expenses	[1]		55,293
Assets Acquired: Fixed Assets			103,296
Assets Acquired: Total			185,035
Liabilities Assumed: Accounts Payable			16,365
Liabilities Assumed: Accrued Expenses			5,761
Liabilities Assumed: Total			22,126
Net Assets (Liabilities)			$ 162,909

[1]	Prepaid expenses include $29,356 of costs incurred in obtaining the licenses. No further adjustment to fair value was necessary due to the highly speculative nascent stage of Colombias legal cannabis industry, uncertain regulatory and unrestricted Colombian licensing environment, and additional permissions and authorizations necessary to execute the Companys business plan.